Lease Operations	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Leases
Lease Operations

Based on the terms of certain natural gas gathering, transportation and processing agreements, the Partnership is considered to be the lessor under several implicit operating lease arrangements in accordance with GAAP. The Partnership’s primary implicit lease operations relate to a natural gas gathering agreement in the Marcellus Shale for which it earns a fixed-fee for providing gathering services to a single producer using a dedicated gathering system. As the gathering system is expanded, the fixed-fee charged to the producer is adjusted to include the additional gathering assets in the lease. The primary term of the natural gas gathering arrangement expires in 2023 and will continue thereafter on a year to year basis until terminated by either party. Other significant implicit leases relate to a natural gas processing agreement in the Marcellus Shale and a natural gas processing agreement in the Southern Appalachia region for which the Partnership earns minimum monthly fees for providing processing services to a single producer using a dedicated processing plant. The primary term of these natural gas processing agreements expire during 2023 and 2030.

Based on the terms of the Partnership’s fee-based transportation services and storage services agreements with MPC, the Partnership is also considered to be a lessor of its pipelines, marine equipment and storage facilities in accordance with GAAP. The Partnership’s revenue from its implicit lease arrangements, excluding executory costs, totaled approximately $586 million in 2016, $127 million in 2015 and $14 million in 2014.

The Partnership’s implicit lease arrangements related to the processing facilities contain contingent rental provisions whereby the Partnership receives additional fees if the producer customer exceeds the monthly minimum processed volumes. During the years ended December 31, 2016 and 2015, the Partnership received $7 million and less than $1 million, respectively, in contingent lease payments.

The following is a schedule of minimum future rental revenue on the non-cancellable operating leases as of December 31, 2016:

(In millions)	Intercompany	Third Party	Total
2017	$232	$197	$429
2018	226	200	426
2019	228	202	430
2020	230	201	431
2021	131	185	316
2022 and thereafter	542	460	1,002
Total minimum future rentals	$1,589	$1,445	$3,034

The following schedule summarizes the Partnership’s investment in assets held for operating lease by major classes as of December 31, 2016 and 2015:

	December 31,
(In millions)	2016	2015
Natural gas gathering and NGL transportation pipelines and facilities	$650	$619
Natural gas processing facilities	844	753
Pipelines and related assets	307	253
Barges	388	360
Terminals and related assets	839	42
Towing vessels	91	91
Construction in progress	275	147
Property, plant and equipment	3,394	2,265
Less: accumulated depreciation	(843)	(289)
Total property, plant and equipment, net	$2,551	$1,976